UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 1, 2009

Date of Report (Date of earliest event reported)

SPANSION INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51666	20-3898239
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

915 DeGuigne Drive

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of principal executive offices) (Zip Code)

(408) 962-2500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

On March 1, 2009, Spansion Inc. (the “Company”) and its direct and indirect United States subsidiaries filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The case number assigned to the Company, Spansion Technology LLC, Spansion LLC, Spansion International, Inc. and Cerium Laboratories LLC (collectively, the “Debtors”) are 09-10690, 09-10691, 09-10692, 09-10693 and 09-10694, respectively. The Debtors have filed a motion with the Bankruptcy Court to have the Chapter 11 Cases jointly administered. The Debtors plan to continue to operate their businesses and manage their properties as “debtors in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On March 1, 2009, the Company issued a press release regarding the Chapter 11 Cases, a copy of which is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates this item by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

A copy of a draft four-week budget (the “Budget”) is attached as Exhibit 99.2 to this report and is incorporated by reference herein. This information, which had not been previously reported to the public prior to the filing of the Chapter 11 Cases, contains information certain holders (the “Noteholders”) of Spansion LLC’s issued and outstanding Senior Secured Floating Rate Notes due 2013 (the “FRNs”) during discussions leading up to the Company’s decision to initiate the Chapter 11 Cases. The information was disclosed to the Noteholders pursuant to confidentiality agreements between the Company and the Noteholders.

The Company does not generally publicly disclose its strategic plans or make external projections of its anticipated financial position or results of operations or the other types of forward looking information contained in the Budget. Except as required by the Bankruptcy Court, the Company does not intend to publicly update or otherwise revise the Budget to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions or other circumstances arising and/or existing since the preparation of the Budget or to reflect the occurrence of any unanticipated events.

The Budget and furnished as part of this report were not prepared with a view toward general use, but rather were prepared for the limited purpose of providing information to the Noteholders in connection with the Debtors strategy to restructure the obligations under the FRNs owed to the Noteholders. The data contained in the Budget was provided as of March 1, 2009 and represents the Company’s then forecasted budget expectations as described therein. The estimates and assumptions underlying the Budget or any other prospective financial information or projections are inherently subject to significant economic and competitive uncertainties and contingencies, which are difficult or impossible to predict accurately and are beyond the control of the Debtors. Accordingly, there can be no assurance that the results set forth in the Budget, or any other prospective financial information or projections, will be realized. It is likely that there will be differences between actual and projected results, and actual results may be materially higher or lower than those set forth above.

The information in this report and the exhibits incorporated by reference in this report contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements. The risks and uncertainties related to Chapter 11 filings include: any negative impacts on the Debtors’ business, results of operations, financial position or cash management arrangements; the inability to freely deploy its cash resources among the Debtors; the negative impact on relationships with employees, customers, suppliers and contract manufacturers and other stakeholders; the failure of the Debtors’ to obtain initial court orders substantially on the terms applied for, including the approval of any DIP financing; the ability to successfully negotiate and obtain DIP financing; the adequacy of the Debtors’ cash on hand and DIP financing to fund its ongoing operations or ability to arrange for sufficient alternate DIP financing during the bankruptcy proceeding; actions or orders taken by the Bankruptcy Court that may impact the Debtors’ operations; the failure of the Debtors’ to obtain the requisite approvals of affected creditors or the courts for any restructuring plan, or to successfully implement such a plan or obtain sufficient exit financing, if required, within the time granted by any court, leading to the likely liquidation of the Debtors’ assets; that the Company’s common stock could have no value in and following the approval of a restructuring plan and could be cancelled and the potential that the Nasdaq Stock Market may suspend trading or delist any of the Company’s securities on or from such exchange as a result of the proceeding. In addition, risks and uncertainties relating to the company’s ability to restructure successfully include the Debtors’ and Spansion Japan’s ability to continue their operations while in their respective reorganization proceedings; the ability to capture anticipated cost savings related to the Company’s previously announced reduction in force and other measures taken by the Debtors; and the implementation and success of the Debtors’ plan to narrow its focus on profitable business segments. In addition, the instability of the global economy and tight credit markets could continue to adversely impact the Debtors’ business in several respects, including adversely impacting credit quality and insolvency risk of the Debtors and their customers and business partners, including suppliers and distributors; bookings; and reductions and deferrals of demand for Spansion products. In addition, the Company urges investors to review in detail the risks and uncertainties discussed in the Company’s Securities and Exchange Commission filings, including but not limited to the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2007, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 28, 2008 and Current Reports on Form 8-K filed subsequent to the most recent

Form 10-Q. Unless otherwise required by applicable laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated March 1, 2009.

99.2	Budget as of March 1, 2009.

[Signature Page Follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2009	SPANSION INC.

	By:	/s/ Dario Sacomani
	Name:	Dario Sacomani
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 1, 2009.

99.2	Budget as of March 1, 2009.